                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR
                             PPL ENERGY SUPPLY, LLC

This form or one substantially equivalent hereto must be used to accept the Exchange Offer of PPL Energy Supply, LLC (the "Company") made pursuant to a prospectus dated ________________, 2002_ (the "Prospectus"), if certificates for Old Notes of the Company are not immediately available or if the procedures for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to JP Morgan Chase Bank (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

                             THE EXCHANGE AGENT IS:
                              JPMorgan Chase Bank

          By Registered or Certified Mail, Overnight Courier or Hand:
                              JPMorgan Chase Bank
                           55 Water Street, Room 234
                            New York, New York 10041
                            Attention: Victor Matis

                                 By Facsimile:
                                 (212) 638-7380

                             Confirm by Telephone:
                                 (212) 638-0459

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.



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LADIES AND GENTLEMEN:

        Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering - Registered Holders and DTC Participants -- Guaranteed Delivery Procedures."

Principal Amount of Old Notes Tendered:*        If Old Notes will be delivered
                                                by book-entry transfer to The
                                                Depository Trust Company,
                                                provide account number.
$
 -------------------------------------------------
Certificates Nos. (if available):                       Account Number

---------------------------

Total Principal Amount Represented by Old Notes
Certificate(s):
$
 -------------------------------------------------

* Must be in denominations of principal amount of $100,000 and integral multiples of $1,000 in excess thereof. See Instruction 1 in the Letter of Transmittal.

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ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH
OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                                PLEASE SIGN HERE

X
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X
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   SIGNATURE(S) OF OWNER(S) OR AUTHORITY SIGNATORY                DATE

        Telephone Number (including area code):

        This Notice of Guaranteed Delivery must be signed by the Holder(s) of Old Notes as their name(s) appear(s) on certificates for Old Notes or on a DTC security position listing, or by person(s) authorized to become registered Holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)
Name(s):
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Capacity:
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Address(es):
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                                   GUARANTEE
The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering - Registered Holders and DTC Participants," together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal in respect of the Old Notes, will be received by the Exchange Agent at the Address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.


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Name of Firm
Authorized Signature

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Address
Title                                                           Name:

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Zip Code
(Please Type or Print Area Code and Tel. No.
                                             ----------------  Dated:

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NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM.
CERTIFICATES FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF
TRANSMITTAL.

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